EXHIBIT 10.1

                         Mineral Tenure Act
                             Section 52


                       BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE:  Mineral        SUB-RECORDED
                                        RECEIVED
MINING DIVISION:    Slocan              Nov. 06 2000
                                        M.R. #4 $20.00
                                        Vancouver, B.C.

SELLER:                                 PURCHASER:
I, Locke B. Goldsmith                   I, Richard A. Achron
Full Name                               Full Name

301-1855 Balsam St.                     412 Memorial Drive N.E.
Vancouver, B.C.                         Calgary, Alberta
Address                                 Address

V6K 3M3        (604) 733-2830           T2E 4Y7       (403) 265-8788
Postal Code    Telephone                Postal Code    Telephone


For and in consideration of the sum of Ten dollars ($10.00) paid to me, do hereby sell the interest as specified below in the following mineral titles:

CLAIM NAME OR LEASE TYPE      TENURE NUMBER       PERCENTAGE OF TITLE
                                                  BEING SOLD
ALTA 1                        380927              100
ALTA 2                        380928              100


                              I declare that I have good title to
                              these tenures and every right to sell
                              the same, In witness whereof I have
                              today signed my legal name.
October 20, 2000
Date

/s/ illegible                 /s/ Locke Goldsmith
Signature of Witness          Signature of Seller

                              * If a corporation, either the
                              corporate seal or signature of a
                              signing officer with position in
                              corporation stated.